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                                                                   Exhibit 99.1

                        CERTIFICATION OF PERIODIC REPORT

I, William G. Walter, President and Chief Executive Officer of FMC ("the Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of
    Section 13(a) of the Securities Exchange Act of 1934 and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2002


                                               /s/ William G. Walter
                                               -------------------------
                                               William G. Walter
                                               President and Chief Executive
                                               Officer